Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions

4. ACQUISITIONS

On December 1, 2009, investment funds affiliated with Blackstone and certain co-investors, through SeaWorld Entertainment, Inc. and its wholly-owned subsidiary, SEA, acquired all of the outstanding equity interests of SeaWorld LLC and SeaWorld Parks & Entertainment LLC from Anheuser-Busch Companies, Inc. for approximately $2,300,000. The acquisition (and its related expenses) was financed by a capital contribution from the Partnerships of $1,010,000, and the issuance of $1,460,000 in long-term debt, net of $34,000 original issue discount (see Note 11).

In connection with the acquisition, Anheuser-Busch received from the Partnerships the right to receive, subject to certain conditions, distributions of up to $400,000 under the terms of the Partnership agreements. Such right has been included in the purchase price and included in additional paid-in capital at their aggregate fair value of $38,000 using a valuation technique referred to as a Monte Carlo simulation. The Monte Carlo simulation is based upon significant inputs that are not observable in the market. Key assumptions include the probability of a liquidation event, projected income before income taxes, amortization, depreciation, interest, and a discount rate of 16%. The estimated fair value of these instruments was measured on a nonrecurring basis as they were valued on the date of acquisition using significant unobservable (Level 3) inputs under the guidance for fair value measurements.

Goodwill recognized in the acquisition, which is deductible for tax purposes, is attributed primarily to historical operating performance of the parks. Goodwill of $269,332 and $66,278 respectively, was allocated to the SeaWorld Orlando and Discovery Cove theme parks and is tested annually for impairment on December 1. There have been no additions or impairments of goodwill for the years ended December 31, 2012, 2011 or 2010.

In November 2012, the Company acquired Knott’s Soak City, a standalone Southern California water park, from an affiliate of Cedar Fair L.P, for a total price of $15,000. The Company paid $12,000 at closing and has a note payable for the remaining $3,000 due on or before September 1, 2013. Since the acquisition, there were no material revenues or expenses associated with the park included within the consolidated financial statements because the park was closed for the season. The Company plans to rebrand the water park as Aquatica San Diego before it re-opens in 2013.

The Company allocated the cost of the acquisition to the assets acquired based upon their respective fair values. These fair values are based on management’s estimates and assumptions, including variations of the income approach, the market approach and the cost approach, resulting in a purchase price allocation as follows:

Land	$12,100
Other property & equipment	2,400
Non-compete agreement	500

Total assets acquired	$15,000